AMENDMENT  NO. 3 dated as of August 13, 1998
                           (this "Amendment") among BT OFFICE PRODUCTS INTERNATIONAL, INC., the BORROWING SUBSIDIARIES (as defined in the Credit Agreement referred to below), the GUARANTORS (as defined in the Credit Agreement referred to below), the LENDERS (as defined below) and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Agent").


                  A. Reference is made to the Competitive Advance and Revolving Credit Facility Agreement dated as of August 2 1996 (as amended by Amendment No. 1 dated as of December 20, 1996 and Amendment No. 2 dated as of May 28, 1997, the "Credit Agreement") among the Borrowers (as defined in the Credit Agreement), the financial institutions from time to time party thereto (the
"Lenders"), the Agent and ABN AMRO Bank, N.V., as documentation agent. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  B. The Borrowers wish to obtain, and the undersigned Lenders, the Agent and the Co-Agents are willing to grant, upon the terms and subject to the conditions set forth herein, an amendment of certain definitions and Sections 6.08 and 6.09 of the Credit Agreement.

                  Accordingly, for and in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Agent and the Lenders hereby agrees as follows:

                  SECTION 1. Amendment of Section 1.01 of the Credit  Agreement.
Section 1.01 is hereby amended by amending the definitions of "Applicable Margin" and "Facility Fee Percentage" to read in their entireties as follows:

                  "Applicable Margin" shall mean on any date, with respect to Eurocurrency Standby Loans, the applicable percentage set forth below based upon the Consolidated Leverage Ratio as set forth below:

Consolidated                                                      Applicable
Leverage                                                          Margin
Ratio
------------                                                      --------------

Category 1
----------
Less than or equal to 2.0                                         .225%

Category 2
----------
Greater than 2.0 but less than or equal to 3.0                    .225%

Category 3
----------
Greater than 3.0                                                  .325%


Except as set forth below, the Consolidated Leverage Ratio utilized for purposes of determining the Applicable Margin shall be that in effect as of the last Financial Statement Delivery Date. From the date hereof until the initial delivery of financial statements pursuant to Section 5.01(a) or (b), the Applicable Margin shall be determined by reference to Category 2. Each change in the Applicable Margin resulting from a change in the Consolidated Leverage Ratio shall be effective with respect to all Loans and Commitments outstanding on and after the date of such change. Notwithstanding the foregoing, (i) at any time when the Company has failed to deliver the financial statements required by
Section 5.01(a) or (b) and a certificate pursuant to Section 5.01(c), the Applicable Margin shall be determined by reference to Category 3 and (ii) at all times during which the Consolidated Leverage Ratio is greater than 3.25, the Applicable Margin Percentage shall be 0.450%.

                  "Facility  Fee   Percentage"   shall  mean  on  any  date  the
applicable percentage set forth below based upon the Consolidated Leverage Ratio as set forth below:


Consolidated                                                      Facility
Leverage                                                          Fee
Ratio
------------                                                      --------------

Category 1
----------
Less than or equal to 2.0                                         .125%

Category 2
----------
Greater than 2.0 but less than or equal to 3.0                    .175%

Category 3
----------
Greater than 3.0                                                  .225%

Except as set forth below, the Consolidated Leverage Ratio utilized for purposes of determining the Facility Fee Percentage shall be that in effect as of the last Financial Statement Delivery Date. From the date hereof until the initial delivery of financial statements pursuant to Section 5.01(a) or (b) and a certificate pursuant to Section 5.01(c), the Facility Fee Percentage shall be determined by reference to Category 2. Each change in the Facility Fee Percentage resulting from a change in the Consolidated Leverage Ratio shall be effective with respect to all Loans and Commitments outstanding on and after the date of such change. Notwithstanding the foregoing, (i) at any time when the Company has failed to deliver the financial statements required by Section 5.01(a) or (b) and a certificate pursuant to Section 5.01(c), the Facility Fee Percentage shall be determined by reference to Category 3, and (ii) at all times during which the Consolidated Leverage Ratio is greater than 3.25, the Facility Fee Percentage shall be 0.300%.

                  SECTION 2. Amendment of Section 6.08 of the Credit  Agreement.
Section 6.08 of the Credit Agreement is hereby amended as of the Amendment Effective Date to read in its entirety as follows:

                  "SECTION 6.08. Consolidated Leverage Ratio. The Consolidated Leverage Ratio will not at any time (i) prior to June 30, 1998 exceed
         3.75 to 1.0, (ii) on June 30, 1998 exceed 4.0 to 1.0 and (iii) after June 30, 1998 exceed 3.25 to 1.0."

                  SECTION 3. Amendment of Section 6.09 of the Credit  Agreement.
Section 6.09 of the Credit Agreement is hereby amended as of the Amendment Effective Date to read in its entirety as follows:

                  "SECTION 6.09. Consolidated Interest Coverage Ratio. The Consolidated Interest Coverage Ratio will not at any time be less than at any time (i) on or after September 30, 1996 and prior to June 30, 1998, 2.5 to 1.0, (ii) on June 30, 1998, 2.0 to 1.0 and (iii) after
         June 30, 1998, 3.0 to 1.0."

                  SECTION 4. Representations and Warranties. By its execution and delivery hereof, each Borrower represents and warrants to the Lenders and the Agent, on and as of the Amendment Effective Date:

                  (a) This Amendment has been duly authorized, executed and delivered by such Borrower, and each of this Amendment and the Credit Agreement, after giving effect to by this Amendment, constitutes the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and to general principals of equity);

                  (b) The representations and warranties contained in Article IV of the Credit Agreement, after giving effect to this Amendment, are true and correct on and as of the Amendment Effective Date as though made by such Borrower on and as of the Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date; and

                  (c) No Default or Event of Default has occurred and is continuing or would result from the execution and delivery of this Amendment.

                  SECTION  5.   Effectiveness.   This  Amendment   shall  become
effective as of that date (the "Amendment Effective Date") that (a) the Agent shall have received counterparts of this Amendment which, when taken together, bear the authorized signatures of each Borrower, the Agent and the Required Lenders and (b) the Agent shall have received, for the ratable benefit of the Lenders, an amendment fee in an amount equal to .05% of the Commitments.

                  SECTION 6. Expenses. Each Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of Cravath, Swaine & Moore, counsel for the Agent).

                  SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND SHALL BE BINDING UPON EACH BORROWER, THE AGENT AND THE LENDERS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

                  SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 9. Limited Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a Amendment of, or otherwise affect the rights and remedies of the Lenders and the Agent under the Credit Agreement, or alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                  IN WITNESS WHEREOF, the parties hereto by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.


                             BT OFFICE PRODUCTS INTERNATIONAL, INC.,

                                by /s/ Francis J. Leonard
                                   __________________________________
                                   Name: Francis J. Leonard
                                   Title: Vice President-Finance and
                                          Chief Financial Officer

                             Borrowing Subsidiaries

                             KELLY PAPER COMPANY,

                                by /s/ Edward A. Pearson
                                   __________________________________
                                   Name: Edward A. Pearson
                                   Title: President

                             BT OFFICE PRODUCTS INTERNATIONAL HOLDINGS, INC.,

                                by /s/ Francis J. Leonard
                                   __________________________________
                                   Name: Francis J. Leonard
                                   Title: Vice President, Treasurer and
                                          Assistant Secretary

                             BT OPE HOLDINGS, INC.,

                                by /s/ Francis J. Leonard
                                   __________________________________
                                   Name: Francis J. Leonard
                                   Title: Vice President, Treasurer and
                                          Assistant Secretary

                             BT OFFICE PRODUCTS SWEDEN AB,

                                by /s/ Janhein H. Pieterse
                                   __________________________________
                                   Name: Janhein H. Pieterse
                                   Title: President

                             THE CHASE MANHATTAN BANK, individually and as Administrative Agent,

                                by /s/ Jonathon E. Twichell
                                   __________________________________
                                   Name: Jonathon E. Twichell
                                   Title: Vice President

                             ABN AMRO BANK N.V., individually and as
                             Documentation Agent,

                                by /s/ Bernard J. McGuigan
                                   __________________________________
                                   Name: Bernard J. McGuigan
                                   Title: Group Vice President & Director

                                by /s/ David E. Collignon
                                   __________________________________
                                   Name: David E. Collignon
                                   Title: Vice President

                             BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                             ASSOCIATION,

                                by /s/ Richard Kerbis
                                   __________________________________
                                   Name: Richard Kerbis
                                   Title: Managing Director

                             BAYERISCHE VEREINSBANK AG, NEW YORK BRANCH,

                                by /s/ Alex Blodi
                                   __________________________________
                                   Name: Alex Blodi
                                   Title: Vice President

                                by /s/ Carolyn Gutbrod
                                   __________________________________
                                   Name: Carolyn Gutbrod
                                   Title: Vice President

                             THE FIRST NATIONAL BANK OF CHICAGO,

                                by /s/ Richard L. Janisse
                                   __________________________________
                                   Name: Richard L. Janisse
                                   Title: First Vice President

                             THE FUJI BANK LIMITED,

                                by /s/ Peter Chinnici
                                   __________________________________
                                   Name: Peter Chinnici
                                   Title: Joint General Manager

                             MELLON BANK,

                                by /s/ Apryl Eshelman
                                   __________________________________
                                   Name: Apryl Eshelman
                                   Title: Vice President

                             THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH,

                                by /s/ Hajime Watanabe
                                   __________________________________
                                   Name: Hajime Watanabe
                                   Title: Deputy General Manager

                             CREDIT LYONNAIS, NEW YORK BRANCH,

                                by /s/ Olivier Perrain
                                   __________________________________
                                   Name: Olivier Perrain
                                   Title: First Vice President

                             FIRST NATIONAL BANK OF MARYLAND,

                                by /s/ Roy S. Lewis
                                   __________________________________
                                   Name: Roy S. Lewis
                                   Title: Vice President

                             NORTHERN TRUST COMPANY,

                                by /s/ Michelle M. Teteak
                                   __________________________________
                                   Name: Michelle M. Teteak
                                   Title: Vice President